UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 12, 2008

TRICO MARINE SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33402 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

3200 Southwest Freeway, Suite 2950, Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
(a) On December 12, 2008, Trico Supply AS, a Norwegian limited company (“Holdings”), Trico Subsea Holding AS, a Norwegian limited company (“Trico Subsea Holding”), Trico Subsea AS, a Norwegian limited company (“Trico Subsea”), Trico Shipping AS, a Norwegian limited company and wholly-owned subsidiary of Holdings (“Trico Shipping,” and together with Holdings, Trico Subsea Holding, and Trico Subsea, the “Trico Parties”), the various lenders party thereto and Nordea Bank Finland PLC, New York Branch (“Nordea”), as Administrative Agent, executed the Second Amendment to Credit Agreement (the “Second Amendment”) amending the $200 million credit agreement, dated as of May 14, 2008 (as amended, the “$200 million Credit Agreement”), among the Trico Parties, the lenders party thereto and Nordea.
     Additionally, on December 12, 2008, the Trico Parties, the various lenders party thereto and Nordea executed the Third Amendment to Credit Agreement (the “Third Amendment”) amending the $100 million credit agreement, dated as of April 24, 2008 (as amended, the “$100 million Credit Agreement,” and together with the $200 million Credit Agreement, the “Credit Agreements”), among the Trico Parties, the lenders party thereto and Nordea.
     The Second Amendment and the Third Amendment amended the Credit Agreements by permitting Holdings and its Subsidiaries to make certain Investments (as defined in the Credit Agreements) and incur certain Indebtedness (as defined in the Credit Agreements) in the form of guarantees of indebtedness of DeepOcean ASA and its subsidiaries in an aggregate principal amount not to exceed $300,000,000.
     The foregoing descriptions of the Second Amendment and the Third Amendment are not complete and are qualified in their entirety by reference to the complete texts of the Second Amendment and the Third Amendment, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.

10.1	Second Amendment to Credit Agreement, dated as of December 12, 2008, to the $200 million Credit Agreement, dated as of May 14, 2008, by and among Trico Supply AS, Trico Subsea Holding AS, Trico Subsea AS, Trico Shipping AS, the lenders party thereto and Nordea Bank Finland PLC, New York Branch, as Administrative Agent.

10.2	Third Amendment to Credit Agreement, dated as of December 12, 2008, to the $100 million Credit Agreement, dated as of April 24, 2008, by and among Trico Supply AS, Trico Subsea Holding AS, Trico Shipping AS, Trico Subsea AS, the lenders party thereto and Nordea Bank Finland PLC, New York Branch, as Administrative Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
Date: December 17, 2008	By:	/s/ Rishi A. Varma
		Name:	Rishi A. Varma
		Title:	Chief Administrative Officer, Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated as of December 12, 2008, to the $200 million Credit Agreement, dated as of May 14, 2008, by and among Trico Supply AS, Trico Subsea Holding AS, Trico Subsea AS, Trico Shipping AS, the lenders party thereto and Nordea Bank Finland PLC, New York Branch, as Administrative Agent.

10.2	Third Amendment to Credit Agreement, dated as of December 12, 2008, to the $100 million Credit Agreement, dated as of April 24, 2008, by and among Trico Supply AS, Trico Subsea Holding AS, Trico Shipping AS, Trico Subsea AS, the lenders party thereto and Nordea Bank Finland PLC, New York Branch, as Administrative Agent.